SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2003

BAM! ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32989	77-0553117
(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Santa Clara Street, Suite 716
San Jose, California 95113
(Address of Principal Executive Offices, Including Zip Code)

(408) 298-7500
(Registrant’s Telephone Number, Including Area Code)

Item 7: Exhibits
SIGNATURES
Exhibit 4.2

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 to its Form 8-K that was filed with the Securities and Exchange Commission on October 2, 2003 to include a copy of the form of Additional Investment Right as Exhibit 4.2, which was previously disclosed would be filed by amendment.

Item 7: Exhibits

The following exhibits are attached hereto and incorporated herein by reference.

Exhibit No.	Exhibit Description

4.2	Form of Additional Investment Right dated as of September 30, 2003 by and between the Registrant and each of the Purchasers.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 2, 2003	BAM! ENTERTAINMENT, INC.

By: /S/ STEPHEN AMBLER

Name: Stephen Ambler
Title: Chief Financial Officer